SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                October 10, 2006

                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)

    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)

One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
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[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 7.01   REGULATION FD DISCLOSURE

     On October 10, 2006, The Procter & Gamble Company (the "Company") announced that its Board of Directors declared a quarterly dividend of thirty-one cents ($0.31) per share on the Common Stock and on the Series A and Series B ESOP Convertible Class A Preferred Stock of the Company, payable on or after November 15, 2006 to shareholders of record at the close of business on October 20, 2006. The Company is furnishing this 8-K pursuant to Item 7.01, "Regulation FD Disclosure."

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY

                                       /S/ JOSEPH A. STEGBAUER
                                       -------------------------------------
                                       Joseph A. Stegbauer, Assistant Secretary
                                       October 10, 2006


                                    EXHIBIT(S)

99     News Release by The Procter & Gamble Company dated October 10, 2006